Exhibit 99.1

Cyabra Nasdaq: CYAB Investor Presentation June 2026 1

Forward Looking Statements This presentation contains forward looking statements that are not historical facts within the meaning of the Private Securities Litigation Reform Act of 1995. Forward looking statements are based only on our current beliefs, expectations and assumptions regarding the future of our business, future plans and strategies, projections, anticipated events and other future conditions. In some cases you can identify these statements by forward-looking words such as "believe," "may," "will," "estimate," "continue," "anticipate," "intend," "could," "should," "would," "project," "plan," "expect," "goal," "seek," "future," "likely" or the negative or plural of these words or similar expressions. Examples of such forward-looking statements include but are not limited to express or implied statements regarding the advantages, benefits and capabilities of Cyabra, Inc.'s ("Cyabra") system and solutions and its business model. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward- looking statements. You are cautioned that such statements are not guarantees of future performance and that actual results or developments may differ materially from those set forth in these forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include: pricing, operating expenses, market trends, liquidity, cash flows and uses of cash, capital expenditures, and Cyabra's ability to invest in growth initiatives and pursue acquisition opportunities; the outcome of any legal proceedings that may be instituted against Cyabra following March 27, 2026; its ability to successfully integrate and operate as a public company following the business combination, including its ability to maintain effective internal controls, comply with reporting obligations, and manage increased legal, regulatory, and compliance costs; its expectations regarding future revenue growth, contract renewals, customer demand, and the conversion of bookings and annualized recurring revenue into recognized revenue, which are subject to the timing of customer purchasing decisions, contract terms, and revenue; the ability to recognize the anticipated benefits of the business combination; the ability to retain key executives; limited liquidity and trading of its securities; geopolitical risk and changes in applicable laws or regulations; the size of the addressable markets for its products and services; the possibility that Cyabra may be adversely affected by other economic, business, and/or competitive factors; the ability to obtain and/or maintain the listing of the common stock on The Nasdaq Stock Market LLC; operational risk; and additional risks described in the "Risk Factors" section of Cyabra's Annual Report on Form10-K for the fiscal year ended December 31, 2025 filed with the Securities and Exchange Commission (the "SEC"). Additional assumptions, risks and uncertainties are described in detail in our registration statements, reports and other filings with the SEC, which are available on Cyabra's website, and at www.sec.gov. You are cautioned that such statements are not guarantees of future performance and that our actual results may differ materially from those set forth in the forward-looking statements. The forward-looking Statements and other information contained in this presentation are made as of the date hereof and Cyabra does not undertake any obligation to update publicly or revise any forward-looking statements or information, whether as a result of new information, future events or otherwise, unless so required by applicable securities laws. 2

Restoring trust and authenticity for governments and brands. We distinguish between real, bad and fake online. 3

INVESTMENT HIGHLIGHTS RAPID REVENUE GROWTH $1.9M → $5.7M 2023 ~72% CAGR • 85% Margins MASSIVE MARKET SHIFT $30B by 2028 AI-generated content and coordinated influence drive enterprise spend on disinformation security TRUSTED BY GLOBAL INSTITUTIONS 2025 (2) (1) See Edgar filings- https://www.sec.gov/Archives/edgar/data/2032341/000121390026032679/ea0274040-02.htm#T215, https://www.sec.gov/Archives/edgar/data/2032341/000121390025030406/ea0210205-05.htm#T512 (2) https://www.gartner.com/en/newsroom/press-releases/2025-10-21-gartner-predicts-enterprise-spending-on-battling-misinformation-and-disinformation-will-surpass-30-billion-dollars-by-2028 (1) 4

Narrative Manipulation Weaponized by AI. Fake actors. Coordinated behavior. Synthetic content. 5

THE CYABRA SOLUTION Cyabra shows its customers what's real online and what's coordinated, and indicates whether to ignore, monitor, or mitigate. A Unified System Including Detection, Analysis, and Mitigation 6

CORE TECHNOLOGY 7

Disinformation ranks among the top global risks in 2026. By 2028, 50% of enterprises will adopt disinformation security solutions, driving over $30B in annual spend. (1) https://www.gartner.com/en/newsroom/press-releases/2025-10-21-gartner-predicts-enterprise-spending-on-battling-misinformation-and-disinformation-will-surpass-30-billion-dollars-by-2028 (2) https://www.weforum.org/publications/global-risks-report-2026/ (1) (2) 8

COMPETITIVE LANDSCAPE 9

Frost & Sullivan (industry research firm), named Cyabra the 2025 Technology Innovation Leader. Awarded after a 12- month evaluation of technology innovation, and market impact. INDUSTRY LEADER RECOGNIZED FOR BEST PRACTICES IN THE NORTH AMERICAN SOCIAL MEDIA INTELLI- GENCE SOLUTIONS INDUSTRY Enhancing Customer Impact Through Powerful Technology Integration TECHNOLOGY INNOVATION LEADER 20 25 10

11,000+ GLOBAL MEDIA REPORTS Cyabra analysis cited extensively on coordinated influence, AI content, and narrative attacks 11

National Security & Defense Enterprise Brands Defense, intelligence, and government institutions analyzing coordinated influence and information warfare. Global brands and communications teams detecting manipulation, impersonation, and synthetic content. BALANCED CUSTOMER SEGMENT 12

Strategic Partners National Security & Defense Enterprise Brands TRUSTED BY GLOBAL INSTITUTIONS 13

PRICING Tiered Packages - Usage-based Premium Modules Full / Single Feature OEM (Original Equipment Manufacturer) Integration Frequency & Scope of Service PRODUCT DELIVERY SaaS API Managed Services SALES CHANNELS Direct – Outbound & Inbound handled by internal team Indirect – Global strategic partners & resellers Subscription Recurring Revenue BUSINESS MODEL 14

FINANCIALS Rapid Revenue Growth With Expanding High-margin Profile 1,922 4,155 5,707 0 1,000 2,000 3,000 4,000 5,000 6,000 7,000 2023 2024 2025 Revenues ($K) CAGR = 72% 69% 81% 85% 40% 50% 60% 70% 80% 90% 100% 2023 2024 2025 Gross Margins (%) 15

16 In 2022, Cyabra was engaged to assess inauthentic activity on Twitter during its acquisition process. Using public data, Cyabra found that more than 13% of accounts exhibited inauthentic behavior. The analysis provided evidence to support external review and informed decision-making in a complex, high- visibility environment. +

Netflix Boycotted Over CEO Personal Donations Calls to boycott Netflix grew over 300% as the company was wrongly accused of taking a political stance. Cyabra uncovered that 1 in 4 of the profiles attacking Netflix were fake accounts, reaching nearly 20 million views. jul 23 Jul 24 Jul 25 Jul 26 Jul 27 Jul 28 Jul 29 Jul 24 Jul 25 Jul 26 Jul 27 Jul 28 Negative content: Positive content: 1,093 106 Jul 26, 2024 +315% Negative Positive CASE STUDY: NETFLIX Cyabra identified an attack on brand reputation 17

CASE STUDY: INFORMATION WARFARE

Cyabra exposed a manipulative information warfare targeting the United States

Cyabra exposed a coordinated fake network pushing U.S. intervention in Nigeria.

Cyabra found that **25% of the conversation was driven by fake accounts**, generating 13,600+ engagements and reaching **5.2 million potential views**.

The **inauthentic network embedded itself inside real conversations**, prompting genuine US users, including high-reach accounts, to unknowingly amplify manipulated narratives.


TARGET COUNTRY
COUNTRY OF ORIGIN

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"Cyabra is leading the way in misinformation detection...we immediately understood [the landscape] in ways that we never have before." Lou DeCosmo Senior Director, Global Communications "Cyabra's AI-powered platform helps us stay ahead of disinformation, giving clients the insights they need to act swiftly and decisively." Jonny Bentwood Global President, Data & Analytics 19

"Cyabra has helped us reverse-engineer and bring it back to the source. They've really done a good job at identifying the disinformation." Vincent O. Foreign Service Officer "Cyabra's advanced AI- driven tool has proven to be uniquely insightful and practical. It has already been widely adopted in Japan. Cyabra is an incredibly important strategic partner for us." Miyamura Nobuo CEO 20

Dan Brahmy, Chief Executive Officer, Co-Founder and Director Co-founded Cyabra in 2017 and has since served as its Chief Executive Officer Served on the Cyabra Board since Cyabra's inception Previously served as a VP Business Development at a B2G Tech Company, and Strategy Consultant at Deloitte Digital Ido Shraga, Chief Technology Officer & Co-Founder Co-founded Cyabra in 2017 and has since served as its Chief Technology Officer Prior to founding Cyabra, Mr. Shraga was the CTO at a business intelligence agency, and he also held Cyber Engineering positions in the Israeli Special Operations Command. Yossef Daar, Chief Product Officer, Co-Founder and Director Co-founded Cyabra in 2017 and has since served as its Chief Product Officer Served on the Cyabra Board since its inception Prior to founding Cyabra, he was the Chief Research Officer at a business intelligence agency, and has also held several managerial positions in the Israeli Special Operations Command. Yael Sandler, Chief Financial Officer Served as Cyabra's Chief Financial Officer since July 2024 Prior to joining Cyabra, Ms. Sandler was the Chief Financial Officer of Nano Dimension (Nasdaq: NNDM) from 2015 to 2024 Emmanuel Heymann, Chief Revenue Officer Served as Cyabra's Chief Revenue Officer since 2024 Prior to joining Cyabra, Mr. Heymann held various Sales management roles at Similarweb (NYSE: SMWB) from 2013 to 2022 MANAGEMENT TEAM 21

Mike Pompeo Former U.S. Secretary of State and CIA Director; joined Cyabra Board January 2024 Executive Chairman, Impact Investments; Partner, Niobrara Capital; Managing Member, Kansas CNQ Director of EasyPost, VEON, Kyivstar, and USA Rare Earths Josette Sheeran Former Executive Director, UN World Food Programme (Nobel Peace Prize era) Board Member, Capital Group ($2.5T AUM); Vice Chair, World Economic Forum (prior) Former President & CEO, Asia Society and President & Director, Canoo Technologies Jim Flanagan Former PwC Vice Chairman, COO, and U.S. Managing Partner Independent Director, Integer Holdings Corporation (NYSE: ITGR); former Director and Audit Committee Chair, Belami Ecommerce Chairman of the Board, Ronald McDonald House New York Sonny Vu Founder & CEO, Misfit Wearables (acquired by Fossil Group for $260M); former President & CTO, Fossil Group (NASDAQ: FOSL) Founder, Alabaster (family office, 40+ investments); CEO, Arevo and serial founder of AgaMatrix, Elemental Machines, and FireSpout Chief Builder, Liminal; MIT Linguistics PhD candidate under Noam Chomsky; former Microsoft Research NLP Michael Madon Chief Revenue Officer, ABCorp and former SVP & GM, Mimecast (NASDAQ: MIME) CEO, Pretaa; Co-founder, Ataata (acquired by Mimecast); former Head of Intel for the U.S. Treasury iand retired U.S. Army officer Board Director, The Village Bank; Board Advisor, Center for Cyber and Tech Innovation at FDD BOARD OF DIRECTORS 22

INVESTMENT HIGHLIGHTS • Massive Market Shift AI-generated content and coordinated influence drive an estimated $30B spend on disinformation security and information integrity solutions by 2028 • Trusted by Global Institutions Cyabra supports NATO, Korea's MOFA, alongside global enterprises such as PepsiCo, Activision, e.l.f. Beauty, and IPG • Rapid Revenue Growth From $1.9M in 2023 to $5.7M in 2025 (~72% CAGR) • High Margins Platform 85% gross margins with scalable infrastructure and efficient delivery • Platform, Not Stand-Alone Solutions A unified system including detection, analysis, and mitigation - enabling upsell, low incremental cost, and compounding ARR • Industry Recognition Cyabra received the 2025 Frost & Sullivan Technology Innovation Leadership Award for its AI-driven platform detecting coordinated influence, deepfakes, and online manipulation • Experienced Leadership Management and Board of Directors with deep expertise in national security and global enterprises 23

Investor Relations: CORE IR Louie Toma louie@coreir.com Media Inquiries CORE IR Jules Abraham julesa@coreir.com Nasdaq: CYAB 24